LAZARD
                               RETIREMENT SERIES
                                       ANNUAL REPORT
                                       DECEMBER 31, 2001












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LAZARD RETIREMENT SERIES, INC.


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TABLE OF CONTENTS                                                           PAGE
Investment Overviews ......................................................    2

Performance Overviews .....................................................    5

Portfolios of Investments

    Lazard Retirement Equity Portfolio ....................................    9

    Lazard Retirement Small Cap Portfolio .................................   11

    Lazard Retirement International Equity Portfolio ......................   13

    Lazard Retirement Emerging Markets Portfolio ..........................   15

Notes to Portfolios of Investments ........................................   17

Statements of

    Assets and Liabilities ................................................   19

    Operations ............................................................   20

    Changes in Net Assets .................................................   21

Financial Highlights ......................................................   23

Notes to Financial Statements .............................................   25

Report of Independent Auditors ............................................   28

Board of Directors and Officers Information (unaudited) ...................   29


SHARES OF THE PORTFOLIOS ARE OFFERED ONLY TO SEPARATE ACCOUNTS ESTABLISHED BY INSURANCE COMPANIES TO FUND VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES. PORTFOLIO SHARES MAY ALSO BE OFFERED TO CERTAIN QUALIFIED PENSION AND RETIREMENT PLANS AND ACCOUNTS PERMITTING ACCUMULATION OF ASSETS ON A TAX-DEFERRED BASIS.

THE VIEWS OF THE FUND'S MANAGEMENT AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS REPORT ARE AS OF DECEMBER 31, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THIS DATE. INFORMATION PROVIDED IN THIS REPORT SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.








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LAZARD RETIREMENT SERIES, INC.
INVESTMENT OVERVIEWS

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LAZARD RETIREMENT EQUITY PORTFOLIO

The Portfolio posted a total return of (7.47)% exceeding the (11.88)% return of the S&P 500(R) Index for the year.

The acceleration of the economic downturn hurt corporate earnings and weighed on U.S. equity markets throughout 2001. With the S&P 500 Index falling more than 10%, its second consecutive year of decline, 2000 -- 2001 marked the first two-year drop for the S&P 500 since the energy crisis of the early 1970s. While 2000's market weakness was concentrated in the highly valued technology and telecommunications sectors, the decline in 2001 was more broad-based. The negative economic outlook was a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attacks. Companies more directly affected by the economic cycle bore the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimuli may trigger an economic rebound during 2002.

The Portfolio's technology holdings defended well during both the fourth quarter and throughout 2001 due to their solid valuation support and proven business models. For instance, the diversified nature of IBM's business and the growing importance of its services business enabled it to maintain profitability amid a dramatic decline in demand for information technology. Microsoft rebounded from last year's weakness as earnings held up remarkably well in light of the dramatic fall in PC demand. In business services and supplies, First Data rose strongly as its transaction processing and money-transfer businesses proved highly resilient to the economy's weakness. However, in the consumer discretionary sector, our media holdings (such as The News Corp., AOL Time Warner and Viacom) were hurt as demand for advertising fell amid the economic downturn. However, we feel the longer term outlook for these companies is very positive due to their strong cash flow generation and the high barriers to entry in the industry. In addition, this is one of the few industries that possesses pricing flexibility in these times of low inflation.

In recent years there have been dramatic swings in the returns of different investment styles. During 1998 and 1999, high-momentum growth stocks dominated the market; in 2000, investors flocked to the safety of financials and utilities with little regard to the companies' sustainable profitability. However, during 2001 investors' focus returned to individual company fundamentals, which is the environment most conducive to our relative value style. We will continue to adhere to our discipline of assessing valuation in the context of sustainable financial productivity and are confident the market's current focus on fundamentals will persist.

LAZARD RETIREMENT SMALL CAP PORTFOLIO

The Portfolio posted a total return of 18.63%, exceeding the 2.49% return of the Russell 2000(R) Index for the year.

U.S. small cap stocks were one of the few bright spots in an otherwise gloomy year for investors, managing gains amid the weakness in larger U.S. stocks. This is the second consecutive year that small caps have outperformed larger stocks, a fact that highlights the benefits of portfolio diversification. The negative economic outlook was a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attacks. Companies more directly affected by the economic cycle bore the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimuli may trigger an economic rebound during 2002.

Within the Portfolio, technology holdings performed very well due to their solid valuation support and proven business models. For instance, defense electronics manufacturer, Mercury Computer Systems, whose business is very much geared toward intelligence, surveillance, and reconnaissance, was helped by an increased budget for defense spending and the greater focus

2
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LAZARD RETIREMENT SERIES, INC.
INVESTMENT OVERVIEWS (CONTINUED)

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on the digitalization of the battlefield and homeland security. Consumer discretionary holdings also performed well throughout the year, as consumer spending has been remarkably resilient in light of the economy's weakness. Ross Stores' off-price format proved resistant to the economic slowdown as cautious consumers looked for ways to make their dollars go farther. The Portfolio was also helped by merger activity, as a few of its holdings were acquired by strategic investors attracted by strong cash flows and reasonable valuations. However, our relatively high weight in the energy sector hurt returns due to the decline in oil and natural gas prices and the expectation that this will lead to lower-than-expected drilling activity going forward.

Lazard's outlook for small cap U.S. stocks is positive, as valuations relative to larger stocks remain attractive even after their outperformance of larger stocks in recent years. We continue to focus on valuation in the context of financial productivity, implementing our relative value style. This is currently being rewarded in the marketplace. Lazard remains confident in the Portfolio's holdings over the long-term, and that long-term financial productivity remains the key to successful investing.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

The Portfolio posted a total return of (24.06)%, trailing the (21.44)% return of the Morgan Stanley Capital International ("MSCI"(R)) Europe, Australasia and Far East ("EAFE"(R)) Index for the year.

The acceleration of the global economic downturn hurt corporate earnings and weighed on non-U.S. markets throughout 2001. While 2000's market weakness was concentrated in the highly valued technology and telecommunications sectors, the decline in 2001 saw all of the sectors in the MSCI EAFE Index experience significant losses. The negative economic outlook had been a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Stock markets reached their lows for the year in the aftermath of the attacks. Companies more directly affected by the economic cycle bore the brunt of the selling. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The upswing was based on renewed confidence that the global economy may experience a strong recovery during 2002.

Within the Portfolio, holdings in the technology and telecommunications sectors outperformed other sectors in the MSCI EAFE Index due to their solid valuation support and proven business models. In late September the Portfolio initiated a position in Telecom Italia because of its dominant wireless franchise and the favorable regulatory environment with respect to its fixed line business.

The economic downturn did have a detrimental effect on several companies in the Portfolio which are aggressively restructuring to improve their financial productivity. Companies with low current profitability but the potential to improve through restructuring have always played a role in our relative value strategy, and have been some of our best performers over the years. The key is to identify companies with viable products but bloated cost structures, where management is truly committed to taking the difficult steps to improve profitability. However, an economic downturn makes it much more difficult to implement a major restructuring initiative successfully. For instance, at HVB Group, the product of a number of recent mergers, management has a credible plan to significantly increase returns through cost reduction and revenue synergies. Nevertheless, capital markets weakness and deterioration in credit quality (as a result of the slowing of the German economy) have effectively postponed the realization of the benefits of restructuring. Japanese holdings, many of which are also engaged in restructuring, have been particularly impacted. The global slowdown has driven the already weak Japanese economy into a severe recession. In the case of some of the Japanese financials the effects of the economic slowdown have been exacerbated by management's lack of resolve in following through on their cost reduction plans. As a result, we sold certain Japanese holdings, such as Mizuho.

In recent months, the Portfolio shifted capital out of companies engaged in major restructuring into companies with a more consistent history of

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LAZARD RETIREMENT SERIES, INC.
INVESTMENT OVERVIEWS (CONCLUDED)

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financial productivity in a variety of environments. For instance, a recent addition to the Portfolio was GlaxoSmithKline, the U.K. pharmaceutical company. GlaxoSmithKline is a premier research organization with a long history of pro-fitability through bringing innovative drugs to market. We believe that its valuation relative to its peers and the overall market is attractive. UBS, the Swiss bank, was also added to the Portfolio. The company has a history of consistent returns driven by its private banking business, and its acquisition of Paine Webber will strengthen its position in U.S. investment banking. We feel changes such as these position the Portfolio well going forward. Moreover, we expect a return to an environment that is more conducive to our relative value style.

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

The Portfolio posted a total return of (5.07)%, trailing the (2.37)% return of the MSCI Emerging Markets Free ("EMF"(R)) Index for the year.

Emerging markets stocks fell modestly during 2001 as the global economic downturn and Argentina's financial crisis weighed on investor sentiment. However, they significantly outperformed most developed markets throughout the world as the MSCI EMF Index fell just over 2% while the MSCI World Index of developed markets fell more than 16%. It was encouraging to see that the economic turmoil in Argentina and, to a lesser extent, Turkey did not lead to the same contagion effect that occurred in 1998. The negative economic outlook had been a primary focus of investors throughout the year, and their level of concern rose dramatically following the September 11th terrorist attacks. Emerging markets reached their lows for the year in the aftermath of the attacks as hopes of an economic recovery faded. However, just as negative market sentiment reached its peak, stocks bottomed before staging a strong rally in the final months of 2001. The emerging markets, led by beaten down technology shares, performed particularly well during this fourth quarter rally. The upswing was based on renewed confidence that the combination of aggressive monetary and fiscal stimuli may trigger an economic rebound during 2002.

The Portfolio generated gains in the finance sector during the year. In South Korea, Kookmin Bank rose strongly as its recent merger with Housing and Commercial Bank strengthened its competitive position in the fast growing consumer market. In Taiwan, Fubon Financial Holding Co. performed well after it received a major investment from Citigroup. These transactions illustrate that strategic investors are finding attractive opportunities in emerging markets companies. Our Portfolio holdings in Latin American telecommunications companies detracted from returns. For example, heightened competitive pressures hurt Embratel in its long distance business.

While we are concerned about the continuing swings in market sentiment, we believe the Portfolio is well positioned for the long-term. Our relative value style leads us to invest in well-managed businesses with strong cash flow and modest debt levels. The Portfolio contains stocks with relatively consistent earnings streams and lower valuations that should help enable it to better weather fluctuations in market sentiment.

NOTES TO INVESTMENT OVERVIEWS:

All returns are for the year ended December 31, 2001 and assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived and/or reimbursed by the Fund's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolios' returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs.

Past performance is not indicative, nor a guarantee, of future results.

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LAZARD RETIREMENT SERIES, INC.
PERFORMANCE OVERVIEWS

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LAZARD RETIREMENT EQUITY PORTFOLIO

COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN LAZARD
                          RETIREMENT EQUITY PORTFOLIO,
    S&P 500(R)INDEX, S&P/BARRA VALUE(R) INDEX AND RUSSELL 1000(R)VALUE INDEX*

[Data below represents line chart in the printed piece]

              RETIREMENT
                EQUITY       S&P 500     S&P/BARRA      RUSSELL 1000
              PORTFOLIO       INDEX      VALUE INDEX    VALUE INDEX
             ----------      -------     -----------    -----------
3-18-98           10000         10000         10000          10000
 Mar-98           10230       10154.4       10105.2        10105.3
 Apr-98         10309.8       10256.5       10224.9        10172.9
 May-98           10250       10080.1         10081          10022
 Jun-98         10409.9       10489.6       10157.5        10150.5
 Jul-98         10199.6       10377.9       9937.11        9971.33
 Aug-98         9029.72       8874.62       8339.22         8487.4
 Sep-98         9299.71       9443.39       8845.91        8974.58
 Oct-98         10219.5       10211.5       9538.81        9669.75
 Nov-98         10599.6       10830.7       10035.7        10120.3
 Dec-98         11088.7         11455       10388.1        10464.8
 Jan-99         11319.3       11934.3         10598        10548.4
 Feb-99         10978.6       11563.8       10369.8        10399.5
 Mar-99         11390.3       12026.9       10684.1        10614.7
 Apr-99         12022.5       12492.9       11605.2        11606.1
 May-99         11962.4       12198.7       11400.1        11478.6
 Jun-99         12403.4       12875.7         11838        11811.8
 Jul-99         12121.9         12474         11474        11465.9
 Aug-99           11820       12411.6       11183.7        11040.4
 Sep-99         11197.1       12072.2       10746.1        10654.6
 Oct-99         11720.4       12836.1       11352.7        11267.8
 Nov-99         11780.6         13097       11286.2        11179.7
 Dec-99         11993.8       13868.5       11710.2        11233.7
 Jan-00         11494.4       13171.7       11337.6        10867.3
 Feb-00         10651.9       12922.4       10629.2        10059.8
 Mar-00         11858.2       14186.2       11737.3        11287.2
 Apr-00         11858.2       13758.5       11658.8        11155.9
 May-00         12045.5       13476.2       11695.1        11273.4
 Jun-00         11931.1       13808.4       11233.2        10758.2
 Jul-00           11702       13592.5         11458        10892.9
 Aug-00           12183       14435.5       12226.8          11499
 Sep-00         12006.3       13673.6       12223.9        11604.4
 Oct-00           12308       13615.8       12452.2        11889.4
 Nov-00         11735.7       12542.9       11814.9          11448
 Dec-00         11982.2       12604.2       12422.9        12021.6
 Jan-01         12605.2       13051.5       12947.4        12067.9
 Feb-01         12135.1       11861.5       12089.2        11732.2
 Mar-01         11535.6       11110.1       11612.1        11317.6
 Apr-01         12134.5       11973.5       12399.4        11872.6
 May-01         12440.7       12053.7       12529.1        12139.3
 Jun-01         12017.7       11760.3       12123.2        11869.8
 Jul-01         11865.1       11644.5       11913.6        11844.5
 Aug-01         11301.5       10915.6         11225        11369.6
 Sep-01         10173.6       10034.2       10158.8        10569.4
 Oct-01         10385.2       10225.8       10158.8        10478.5
 Nov-01         10995.9       11010.1       10803.9        11087.3
 Dec-01         11088.2         11103       10968.1        11348.9

              ------------------------------------------------------
                ----o---- Retirement Equity Portfolio      $11,088
                ----*---- S&P 500 Index                     11,103
                ----^---- S&P/BARRA Value Index             10,968
                ----+---- Russell 1000 Value Index          11,349
              ------------------------------------------------------

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AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001
                                                        ONE        SINCE
                                                        YEAR     INCEPTION**
                                                       ------    -----------
Retirement Equity Portfolio .......................    (7.47)%     2.76%
S&P 500 Index .....................................   (11.88)      2.80
S&P/BARRA Value Index .............................   (11.71)      2.47
Russell 1000 Value Index ..........................    (5.59)      3.39
--------------------------------------------------------------------------------

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*   All returns assume reinvestment of all dividends and distributions, if any.
    Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

    Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

    The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The S&P/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index (consisting of the 1,000 largest U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values.

**  The Portfolio's inception date was March 18, 1998.

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LAZARD RETIREMENT SERIES, INC.
PERFORMANCE OVERVIEWS (CONTINUED)

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LAZARD RETIREMENT SMALL CAP PORTFOLIO

 COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN LAZARD RETIREMENT SMALL
       CAP PORTFOLIO, RUSSELL 2000(R)INDEX AND RUSSELL 2000 VALUE INDEX*

[Data below represents line chart in the printed piece]

             RETIREMENT
             SMALL CAP      RUSSELL 2000    RUSSELL 2000
             PORTFOLIO         INDEX        VALUE INDEX
            -----------     ------------    -----------
11-4-97           10000          10000          10000
 Nov-97            9720        9762.77        10109.6
 Dec-97         9855.83        9933.62        10452.3
 Jan-98         9855.83        9776.87        10263.2
 Feb-98           10567        10499.8        10883.7
 Mar-98         10957.6        10932.8        11325.1
 Apr-98         10957.6        10993.2          11381
 May-98         10446.8        10401.2        10978.1
 Jun-98         10186.7          10423        10916.1
 Jul-98         9475.62        9579.25        10061.1
 Aug-98         8285.48        7719.15         8485.4
 Sep-98         8505.88        8323.25        8964.57
 Oct-98         8936.27        8662.67        9230.72
 Nov-98         9376.83        9116.51         9480.6
 Dec-98         9539.05        9680.64        9777.91
 Jan-99         9348.27        9809.39        9555.95
 Feb-99         8847.2         9014.83        8903.57
 Mar-99         8817.12        9155.46        8830.11
 Apr-99         9758.79        9975.79        9636.21
 May-99         10239.9        10121.4        9932.43
 Jun-99         10690.6        10579.1        10292.1
 Jul-99         10600.8        10289.3        10047.8
 Aug-99         10209.6        9908.46         9680.6
 Sep-99         9899.22        9910.44        9487.09
 Oct-99         9508.69        9950.77        9297.25
 Nov-99         9608.92        10544.6        9345.41
 Dec-99         10027.9        11738.3         9632.5
 Jan-00         9864.41        11549.3        9380.61
 Feb-00         10047.9        13456.6        9953.96
 Mar-00         10977.5        12569.8        10000.6
 Apr-00         10885.5        11813.6        10059.8
 May-00         10742.9        11125.1        9906.33
 Jun-00         11007.7        12094.8          10196
 Jul-00         11150.8        11705.7        10534.9
 Aug-00         11561.2        12598.9        11006.2
 Sep-00         11499.9        12228.6        10943.7
 Oct-00         11623          11682.7        10904.9
 Nov-00         11132.5        10483.3        10682.7
 Dec-00         12138.8        11383.9        11830.6
 Jan-01         12738.4        11976.5        12157.1
 Feb-01         12459.4        11190.7        12140.3
 Mar-01         11953.3        10643.3        11945.6
 Apr-01         12604.2        11475.9        12498.6
 May-01         13337.1          11758        12819.9
 Jun-01         13543.3        12174.1          13343
 Jul-01         13326.6        11514.9        13043.8
 Aug-01         13346.6          11143        12998.2
 Sep-01         11875.9        9643.05        11563.3
 Oct-01         12527.9        10207.2        11865.1
 Nov-01         13552.7        10997.2        12718.2
 Dec-01           14400          11666          13439

              ------------------------------------------------------
                ----o---- Retirement Small Cap Portfolio   $14,400
                ----*---- Russell 2000 Index                11,666
                ----^---- Russell 2000 Value Index          13,439
              ------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001
                                                          ONE       SINCE
                                                          YEAR    INCEPTION**
                                                          -----   -----------
Retirement Small Cap Portfolio .......................    18.63%     9.16%
Russell 2000 Index ...................................     2.49      3.78
Russell 2000 Value Index .............................    14.03      7.08
--------------------------------------------------------------------------------

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-----------------
* All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

    Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

    The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000(R) Index (consisting of the 3,000 largest U.S. companies by capitalization). The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

**  The Portfolio's inception date was November 4, 1997.

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LAZARD RETIREMENT SERIES, INC.
PERFORMANCE OVERVIEWS (CONTINUED)

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LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

    COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN LAZARD RETIREMENT
     INTERNATIONAL EQUITY PORTFOLIO AND MORGAN STANLEY CAPITAL INTERNATIONAL
        ("MSCI"(R)) EUROPE, AUSTRALASIA AND FAR EAST ("EAFE"(R)) INDEX*

[Data below represents line chart in the printed piece]

                RETIREMENT
               INTERNATIONAL         MSCI
                  EQUITY             EAFE
                 PORTFOLIO          INDEX
               -------------     -----------
9-1-98              10000             10000
Sep-98               9620              9693
Oct-98            10310.1             10703
Nov-98            10930.2             11251
Dec-98            11230.1           11695.9
Jan-99            11209.9           11660.8
Feb-99            10909.5           11383.3
Mar-99            11269.5           11857.9
Apr-99              11780           12338.7
May-99              11350           11703.6
Jun-99            11819.9           12159.9
Jul-99            12160.3             12521
Aug-99            12410.2           12566.7
Sep-99              12370           12693.4
Oct-99            12639.7           13168.8
Nov-99            12800.2           13626.3
Dec-99            13634.8             14850
Jan-00            12654.2           13906.4
Feb-00            12755.4           14280.8
Mar-00            13270.7           14834.9
Apr-00            12775.7           14054.2
May-00            12654.4             13711
Jun-00            13119.1           14247.2
Jul-00            12826.6           13649.9
Aug-00            12825.3           13768.4
Sep-00            12286.6             13098
Oct-00            12134.5           12788.5
Nov-00            11840.1           12308.7
Dec-00            12322.5           12746.2
Jan-01            12230.1           12739.6
Feb-01            11594.1           11784.6
Mar-01            10732.5             10999
Apr-01              11297           11763.4
May-01            11020.2           11348.2
Jun-01            10681.5           10884.1
Jul-01            10271.3           10686.1
Aug-01            10140.8           10415.7
Sep-01            8956.39           9360.73
Oct-01            9079.54           9600.36
Nov-01            9316.51           9954.61
Dec-01             9357.5             10013

    ----------------------------------------------------------------------
      ----o---- Retirement International Equity Portfolio .......  $9,357
      ----*---- MSCI EAFE Index .................................  10,013
    ----------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001
                                                           ONE        SINCE
                                                          YEAR     INCEPTION**
                                                          ----     ----------
Retirement International Equity Portfolio ............   (24.06)%    (1.97)%
MSCI EAFE Index ......................................   (21.44)      0.04
--------------------------------------------------------------------------------

--------------
* All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

    Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

    The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**  The Portfolio's inception date was September 1, 1998.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PERFORMANCE OVERVIEWS (CONCLUDED)

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

 COMPARISON OF CHANGES IN VALUE OF $10,000 INVESTMENT IN LAZARD RETIREMENT
   EMERGING MARKETS PORTFOLIO AND MSCI EMERGING MARKET FREE ("EMF"(R)) INDEX*

[Data below represents line chart in the printed piece]

         RETIREMENT EMERGING    MSCI EMF
         MARKETS PORTFOLIO       INDEX
         -------------------   -----------
11-4-97           10000            10000
 Nov-97            9360             9180
 Dec-97         9529.38          9401.22
 Jan-98         9027.31          8663.88
 Feb-98         9880.83          9568.18
 Mar-98           10403           9983.4
 Apr-98         10362.8          9874.65
 May-98         9107.64          8521.42
 Jun-98         8494.69          7627.56
 Jul-98         8755.48           7869.4
 Aug-98         6104.32          5594.04
 Sep-98         6576.19           5948.9
 Oct-98         7098.33          6575.33
 Nov-98         7630.71          7122.19
 Dec-98         7351.66          7018.97
 Jan-99         6855.42          6905.97
 Feb-99         6885.58          6972.95
 Mar-99         7857.83          7891.99
 Apr-99         8718.42          8868.07
 May-99         8486.07          8816.49
 Jun-99         9488.61          9817.09
 Jul-99         9154.61          9550.06
 Aug-99         8991.66          9636.95
 Sep-99         8657.17          9310.81
 Oct-99         8809.02          9509.07
 Nov-99         9681.11          10361.7
 Dec-99         11181.7          11679.7
 Jan-00         10907.7          11749.3
 Feb-00         11100.8          11904.4
 Mar-00         11120.8          11962.3
 Apr-00         10064.9          10828.3
 May-00         9556.59          10380.7
 Jun-00         10338.5          10746.3
 Jul-00         9790.57          10193.6
 Aug-00         9934.49          10243.9
 Sep-00         9036.41          9349.44
 Oct-00         8525.85          8671.57
 Nov-00            7617          7913.38
 Dec-00         8042.79          8104.44
 Jan-01         9113.28          9220.42
 Feb-01         8191.02          8498.45
 Mar-01         7407.14          7663.74
 Apr-01         7926.38          8042.42
 May-01         8106.62          8138.42
 Jun-01         8010.97          7971.36
 Jul-01         7555.18          7467.64
 Aug-01         7444.88          7393.71
 Sep-01         6331.12          6249.31
 Oct-01         6628.05          6637.39
 Nov-01         7274.95          7330.34
 Dec-01         7634.33          7912.37

         -------------------------------------------------------------
           ----o---- Retirement Emerging Markets Portfolio.... $7,635
           ----*---- MSCI EMF Index ..........................  7,913
         -------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
PERIODS ENDED DECEMBER 31, 2001
                                                          ONE         SINCE
                                                         YEAR       INCEPTION**
                                                         -----      ----------
Retirement Emerging Markets Portfolio ...............    (5.07)%     (6.28)%
MSCI EMF Index ......................................    (2.37)      (5.47)
--------------------------------------------------------------------------------

------------------
* All returns assume reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived and/or reimbursed by the Portfolio's Investment Manager and/or Administrator; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

    Past performance is not indicative, nor a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that an investor's shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EMF Index is comprised of emerging market securities in countries open to non-local investors.

**  The Portfolio's inception date was November 4, 1997.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------


DESCRIPTION                               SHARES       VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT EQUITY PORTFOLIO

COMMON STOCKS--92.6%

AEROSPACE & DEFENSE--4.4%

 Honeywell International, Inc. .......      1,700    $  57,494
 Lockheed Martin Corp. ...............      1,000       46,670
 United Technologies Corp. ...........      1,800      116,334
                                                     ---------
                                                       220,498
                                                     ---------
AUTOMOTIVE--1.3%
 Delphi Automotive Systems Corp. .....      4,900       66,934
                                                     ---------
BANKING & FINANCIAL SERVICES--12.0%
 Bank of America Corp. ...............      1,933      121,682
 Bank of New York Co., Inc. ..........      2,100       85,680
 Citigroup, Inc. .....................      3,103      156,640
 FleetBoston Financial Corp. .........      2,300       83,950
 Merrill Lynch & Co., Inc. ...........      1,100       57,332
 PNC Financial Services Group ........      1,700       95,540
                                                     ---------
                                                       600,824
                                                     ---------
BREWERY--1.1%
 Anheuser-Busch Cos., Inc. ...........      1,200       54,252
                                                     ---------
BROADCASTING--2.6%
 Comcast Corp., Class A (a) ..........      2,300       82,800
 Liberty Media Corp., Class A (a) ....      3,400       47,600
                                                     ---------
                                                       130,400
                                                     ---------
BUSINESS SERVICES & SUPPLIES--1.8%
 Accenture, Ltd., Class A (a) ........      1,600       43,072
 First Data Corp. ....................        600       47,070
                                                     ---------
                                                        90,142
                                                     ---------
CHEMICALS & PLASTICS--1.0%
 Du Pont (E.I.) de Nemours & Co. .....      1,200       51,012
                                                     ---------
COMPUTER SOFTWARE--2.0%
 Microsoft Corp. (a) .................        800       53,000
 Oracle Corp. (a) ....................      3,600       49,716
                                                     ---------
                                                       102,716
                                                     ---------
COMPUTERS & BUSINESS EQUIPMENT--2.2%
 International Business Machines Corp.        900      108,864
                                                     ---------
COSMETICS & TOILETRIES--1.4%
 The Gillette Co. ....................      2,100       70,140
                                                     ---------
DIVERSIFIED--4.1%
 Minnesota Mining &
  Manufacturing Co. ..................        750       88,657
 Newell Rubbermaid, Inc. .............      1,800       49,626
 PPG Industries, Inc. ................      1,300       67,236
                                                     ---------
                                                       205,519
                                                     ---------

DESCRIPTION                               SHARES       VALUE
--------------------------------------------------------------------------------
DRUGS & HEALTH CARE--10.6%
 American Home Products Corp. ..........    1,800     $110,448
 Bristol-Myers Squibb Co. ..............    1,000       51,000
 Eli Lilly & Co. .......................    1,200       94,248
 Merck & Co., Inc. .....................    1,500       88,200
 Pfizer, Inc. ..........................    2,300       91,655
 Pharmacia Corp. .......................    2,300       98,095
                                                     ---------
                                                       533,646
                                                     ---------
ELECTRONICS--1.0%
 Texas Instruments, Inc. ...............    1,800       50,400
                                                     ---------
FOOD & BEVERAGES--6.5%
 H.J. Heinz Co. ........................    2,200       90,464
 PepsiCo, Inc. .........................    1,600       77,904
 The Coca-Cola Co. .....................    1,200       56,580
 The Kroger Co. (a) ....................    4,800      100,176
                                                     ---------
                                                       325,124
                                                     ---------
INSURANCE--7.2%
 American International Group, Inc. ....      800       63,520
 Aon Corp. .............................    1,200       42,624
 MetLife, Inc. .........................    2,200       69,696
 The Hartford Financial Services
  Group, Inc. ..........................    1,190       74,768
 The Principal Financial Group, Inc. (a)    2,400       57,600
 The St. Paul Cos., Inc. ...............    1,200       52,764
                                                     ---------
                                                       360,972
                                                     ---------
MANUFACTURING--2.0%
 General Electric Co. ..................    2,500      100,200
                                                     ---------
MULTIMEDIA--6.1%
 AOL Time Warner, Inc. (a) .............    2,200       70,620
 The News Corp., Ltd. ADR ..............    4,700      124,362
 Viacom, Inc., Class B (a) .............    2,500      110,375
                                                     ---------
                                                       305,357
                                                     ---------
OIL & GAS--8.7%
 Baker Hughes, Inc. ....................    1,700       61,999
 Burlington Resources, Inc. ............    1,300       48,802
 ChevronTexaco Corp. ...................      555       49,734
 Conoco, Inc. ..........................    3,000       84,900
 El Paso Corp. .........................    1,400       62,454
 Exxon Mobil Corp. .....................    1,900       74,670
 Royal Dutch Petroleum Co.
  NY Shares ............................    1,100       53,922
                                                     ---------
                                                       436,481
                                                     ---------
REAL ESTATE--1.1%
 Equity Office Properties Trust ........    1,800       54,144
                                                     ---------
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------


DESCRIPTION                                 SHARES    VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT EQUITY PORTFOLIO (CONCLUDED)

RETAIL--3.2%
 Target Corp. ........................       2,600    $   106,730
 Wal-Mart Stores, Inc. ...............         900         51,795
                                                      -----------
                                                          158,525
                                                      -----------
SEMICONDUCTORS & COMPONENTS--2.7%
 Agere Systems, Inc., Class A (a) ....       6,600         37,554
 Intel Corp. .........................       3,150         99,067
                                                      -----------
                                                          136,621
                                                      -----------
TELECOMMUNICATIONS--5.0%
 AT&T Wireless Services, Inc. (a) ....       4,000         57,480
 SBC Communications, Inc. ............       2,384         93,381
 Verizon Communications, Inc. ........       2,100         99,666
                                                      -----------
                                                          250,527
                                                      -----------
TOBACCO--2.1%
 Philip Morris Cos., Inc. ............       2,300        105,455
                                                      -----------
UTILITIES--2.5%
 Entergy Corp. .......................       1,700         66,487
 Public Service Enterprise Group, Inc.       1,400         59,066
                                                      -----------
                                                          125,553
                                                      -----------
TOTAL COMMON STOCKS
 (Identified cost $4,701,195) ........                  4,644,306
                                                      -----------
CONVERTIBLE PREFERRED STOCK--0.4%

TELECOMMUNICATIONS--0.4%
 Motorola, Inc.
  (Identified cost $20,036) ..........         400         18,696
                                                      -----------

                                            PRINCIPAL
                                             AMOUNT
DESCRIPTION                                   (000)     VALUE
--------------------------------------------------------------------------------
CONVERTIBLE BONDS--2.7%

BUSINESS SERVICES & SUPPLIES--1.1%
 First Data Corp.,
  2.00%, 03/01/08 (d) ...............         $ 48    $    55,680
                                                      -----------
COMPUTERS & BUSINESS EQUIPMENT--1.6%
 Hewlett-Packard Co.,
  0.00%, 10/14/17 (d), (e) ..........          169         78,374
                                                      -----------
TOTAL CONVERTIBLE BONDS
 (Identified cost $144,329) .........                     134,054
                                                      -----------
REPURCHASE AGREEMENT--4.5%
 State Street Corp., 1.55%, 01/02/02,
  (Dated 12/31/01, collateralized by
  $225,000 United States Treasury
  Note, 5.875%, 09/30/02, with a
  value of $234,844)
  (Identified cost $227,000) ........          227        227,000
                                                      -----------
TOTAL INVESTMENTS
 (Identified cost $5,092,560) (b) ...        100.2%   $ 5,024,056
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ...................         (0.2)        (9,507)
                                             -----    -----------
NET ASSETS ..........................        100.0%   $ 5,014,549
                                             =====    ===========








   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------


DESCRIPTION                                    SHARES        VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT SMALL CAP PORTFOLIO

COMMON STOCKS--92.9%

AEROSPACE & DEFENSE--3.5%
 DRS Technologies, Inc. (a) .............       11,900   $  424,235
 Moog, Inc., Class A (a) ................       15,100      329,180
 United Defense Industries, Inc. (a) ....       34,600      728,330
                                                         -----------
                                                           1,481,745
                                                         -----------
AIRLINES--1.4%
 Alaska Air Group, Inc. (a) .............        9,400       273,540
 Atlantic Coast Airlines Holdings,
  Inc. (a) ..............................       13,900       323,731
                                                         -----------
                                                             597,271
                                                         -----------
BANKING & FINANCIAL SERVICES--9.3%
 Allied Capital Corp. ...................       13,500       351,000
 Chittenden Corp. .......................       18,300       505,080
 East West Bancorp, Inc. ................       17,000       437,750
 Financial Federal Corp. (a) ............        9,200       287,500
 Greater Bay Bancorp ....................       23,200       663,056
 IndyMac Bancorp, Inc. (a) ..............       17,200       402,136
 Investment Technology Group, Inc. (a) ..        3,900       152,373
 New York Community Bancorp, Inc. .......       20,003       457,469
 W.P. Stewart & Co., Ltd. ...............       15,100       395,620
 Westamerica Bancorporation .............        7,000       276,990
                                                         -----------
                                                           3,928,974
                                                         -----------
BUILDING & CONSTRUCTION--1.1%
 Granite Construction, Inc. .............       19,654       473,268
                                                         -----------
BUSINESS SERVICES & SUPPLIES--7.2%
 American Management Systems,
  Inc. (a) ..............................       32,100       580,368
 Answerthink, Inc. (a) ..................       82,900       541,337
 Dendrite International, Inc. (a) .......       25,200       353,556
 Gartner, Inc., Class A (a) .............       29,500       344,855
 MAXIMUS, Inc. (a) ......................       15,500       651,930
 United Stationers, Inc. (a) ............       16,200       545,130
                                                         -----------
                                                           3,017,176
                                                         -----------
COMPUTER SERVICES--2.0%
 Acxiom Corp. (a) .......................       34,200       597,474
 The Titan Corp. (a) ....................       10,200       254,490
                                                         -----------
                                                             851,964
                                                         -----------
COMPUTER SOFTWARE--2.6%
 HNC Software, Inc. (a) .................       24,500       504,700
 Mentor Graphics Corp. (a) ..............       24,300       572,751
                                                         -----------
                                                           1,077,451
                                                         -----------

COMPUTERS & BUSINESS EQUIPMENT--3.2%
 Avocent Corp. (a) ......................       24,400       591,700

DESCRIPTION                               SHARES       VALUE
--------------------------------------------------------------------------------
 Maxtor Corp. (a) .......................       94,800   $   601,032
 Mercury Computer Systems, Inc. (a) .....        4,100       160,351
                                                         -----------
                                                           1,353,083
                                                         -----------
CONTAINERS--0.7%
 Packaging Corp. of America (a) .........       16,300       295,845
                                                         -----------
DIVERSIFIED--1.1%
 The Liberty Corp. ......................       11,200       460,880
                                                         -----------
DRUGS & HEALTH CARE--7.4%
 Apria Healthcare Group, Inc. (a) .......       23,500       587,265
 Celgene Corp. (a) ......................        8,600       274,512
 Manor Care, Inc. (a) ...................       34,100       808,511
 MIM Corp. (a) ..........................       37,000       658,600
 Owens & Minor, Inc. ....................       23,700       438,450
 Pharmacopeia, Inc. (a) .................       26,100       362,529
                                                         -----------
                                                           3,129,867
                                                         -----------
ELECTRICAL EQUIPMENT--3.0%
 Axcelis Technologies, Inc. (a) .........       34,700       447,283
 Garmin, Ltd. (a) .......................       15,300       326,196
 LTX Corp. (a) ..........................       24,800       519,312
                                                         -----------
                                                           1,292,791
                                                         -----------

ELECTRONICS--0.7%
 Pixelworks, Inc. (a) ...................       17,200       276,232
                                                         -----------
FOOD & BEVERAGES--1.3%
 PepsiAmericas, Inc. ....................       40,800       563,040
                                                         -----------
HOMEBUILDERS--0.8%
 Toll Brothers, Inc. (a) ................        7,900       346,810
                                                         -----------
HOUSEHOLD APPLIANCES
  & HOME FURNISHINGS--2.0%
 Furniture Brands International, Inc. (a)       14,200       454,684
 Harman International Industries, Inc. ..        8,800       396,880
                                                         -----------
                                                             851,564
                                                         -----------
INDUSTRIAL & MACHINERY--0.8%
 AMETEK, Inc. ...........................        5,400       172,206
 Esterline Technologies Corp. (a) .......       10,100       161,701
                                                         -----------
                                                             333,907
                                                         -----------
INSURANCE--6.6%
 AmerUs Group Co. .......................       18,700       670,208
 Arthur J. Gallagher & Co. ..............        4,500       155,205
 Everest Re Group, Ltd. .................        8,600       608,020
 HCC Insurance Holdings, Inc. ...........       16,400       451,820
 Radian Group, Inc. .....................       11,158       479,236
 RenaissanceRe Holdings, Ltd. ...........        2,600       248,040
 W.R. Berkley Corp. .....................        3,300       177,210
                                                         -----------
                                                           2,789,739
                                                         -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------


DESCRIPTION                                       SHARES         VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT SMALL CAP PORTFOLIO (CONCLUDED)

LEISURE & ENTERTAINMENT--1.6%
 Brunswick Corp. ..........................       30,400       $   661,504
                                                               -----------
MANUFACTURING--2.2%
 Navistar International Corp. (a) .........       10,900           430,550
 York International Corp. .................       13,400           510,942
                                                               -----------
                                                                   941,492
                                                               -----------
MEDICAL PRODUCTS--2.2%
 INAMED Corp. (a) .........................        4,800           144,336
 Invacare Corp. ...........................       13,500           455,085
 Varian, Inc. (a) .........................       10,100           327,644
                                                               -----------
                                                                   927,065
                                                               -----------
MEDICAL SERVICES--3.3%
 Albany Molecular Research, Inc. (a) ......       24,900           659,601
 Gene Logic, Inc. (a) .....................       24,500           461,580
 Unilab Corp. (a) .........................       10,800           271,080
                                                               -----------
                                                                 1,392,261
                                                               -----------
MEDICAL SUPPLIES--0.9%
 DENTSPLY International, Inc. .............        7,900           396,580
                                                               -----------
OIL & GAS--5.0%
 Core Laboratories NV (a) .................       17,800           249,556
 Helmerich & Payne, Inc. ..................       18,300           610,854
 Horizon Offshore, Inc. (a) ...............       40,800           307,632
 Hydril Co. (a) ...........................       17,100           301,473
 Kinder Morgan Management, LLC (a) ........       16,477           624,478
                                                               -----------
                                                                 2,093,993
                                                               -----------
PUBLISHING--4.0%
 Journal Register Co. (a) .................       21,368           449,583
 Pulitzer, Inc. ...........................        7,300           372,300
 R. H. Donnelley Corp. (a) ................       19,200           557,760
 Valassis Communications, Inc. (a) ........        8,200           292,084
                                                               -----------
                                                                 1,671,727
                                                               -----------
REAL ESTATE--5.3%
 Alexandria Real Estate Equities, Inc. ....       11,300           464,430
 Annaly Mortgage Management, Inc. .........       25,100           401,600
 Capital Automotive REIT ..................       19,400           385,866
 Chateau Communities, Inc. ................       11,300           337,870
 Chelsea Property Group, Inc. .............        3,600           176,760
 Health Care Property Investors, Inc. .....       12,300           445,383
                                                               -----------
                                                                 2,211,909
                                                               -----------

DESCRIPTION                                       SHARES           VALUE
--------------------------------------------------------------------------------
RETAIL--7.9%
 Ann Taylor Stores Corp. (a) ..............       23,700       $   829,500
 Linens `n Things, Inc. (a) ...............       19,500           497,250
 Oakley, Inc. (a) .........................       22,300           362,598
 Pacific Sunwear of California, Inc. (a) ..       27,400           559,508
 Payless ShoeSource, Inc. (a) .............        4,300           241,445
 Ross Stores, Inc. ........................       15,500           497,240
 The Children's Place Retail Stores,
  Inc. (a) ................................        5,200           141,180
 The Neiman Marcus Group, Inc.,
  Class A (a) .............................        6,500           201,955
                                                               -----------
                                                                 3,330,676
                                                               -----------
TELECOMMUNICATIONS EQUIPMENT--0.7%
 CommScope, Inc. (a) ......................       13,000           276,510
                                                               -----------
TRANSPORTATION--2.3%
 CNF, Inc. ................................        6,300           211,365
 Ryder System, Inc. .......................       13,000           287,950
 Swift Transportation Co., Inc. (a) .......       21,100           453,861
                                                               -----------
                                                                   953,176
                                                               -----------
UTILITIES--2.8%
 Orion Power Holdings, Inc. (a) ...........       20,000           522,000
 Sierra Pacific Resources .................       44,700           672,735
                                                               -----------
                                                                 1,194,735
                                                               -----------
TOTAL COMMON STOCKS
 (Identified cost $35,123,177) ............                     39,173,235
                                                               -----------

                                                  PRINCIPAL
                                                   AMOUNT
                                                    (000)
                                                  ---------
REPURCHASE AGREEMENT--8.1%
 State Street Corp., 1.55%, 01/02/02,
  (Dated 12/31/01, collateralized by
  $3,525,000 United States Treasury
  Bill, 3.04%, 06/20/02, with a value
  of $3,495,038)
  (Identified cost $3,422,000) ......               $3,422     $ 3,422,000
                                                               -----------
TOTAL INVESTMENTS
 (Identified cost $38,545,177) (b) ..                101.0%    $42,595,235
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ...................                 (1.0)       (431,479)
                                                     -----     -----------
NET ASSETS ..........................                100.0%    $42,163,756
                                                     =====     ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------


DESCRIPTION                               SHARES       VALUE
--------------------------------------------------------------------------------

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

COMMON STOCKS--96.7%

AUSTRALIA--2.0%
 BHP Billiton, Ltd. ................      120,900   $  649,768
                                                    ----------
BELGIUM--2.3%
 Fortis ............................          900       23,353
 Fortis (Netherlands) ..............       27,800      720,114
                                                    ----------
 TOTAL BELGIUM .....................                   743,467
                                                    ----------
FINLAND--0.5%
 UPM-Kymmene Oyj ...................        4,350      144,238
                                                    ----------
FRANCE--15.7%
 Alcatel SA ........................       39,800      680,217
 Axa ...............................       28,460      594,581
 BNP Paribas SA ....................        9,105      814,534
 Compagnie de Saint-Gobain .........        2,280      344,007
 Lagardere SCA .....................       11,130      465,646
 Suez SA ...........................       21,450      649,187
 TotalFinaElf SA ...................        6,163      879,954
 Vivendi Universal SA ..............       11,820      647,077
                                                    ----------
 TOTAL FRANCE ......................                 5,075,203
                                                    ----------
GERMANY--4.3%
 Allianz AG ........................        1,368      323,915
 HVB Group .........................        9,520      290,836
 E.On AG ...........................        9,755      505,201
 Metro AG ..........................        7,000      248,307
                                                    ----------
 TOTAL GERMANY .....................                 1,368,259
                                                    ----------
HONG KONG--1.0%
 Hutchison Whampoa, Ltd. ...........       34,000      329,197
                                                    ----------
IRELAND--1.8%
 Allied Irish Banks PLC ............       23,900      276,570
 CRH PLC ...........................       17,600      310,669
                                                    ----------
 TOTAL IRELAND .....................                   587,239
                                                    ----------
ITALY--7.8%
 Alleanza Assicurazioni ............       30,680      337,276
 ENI SpA ...........................       70,875      888,299
 Sanpaolo IMI SpA ..................       47,550      510,036
 Telecom Italia SpA ................       91,500      781,908
                                                    ----------
 TOTAL ITALY .......................                 2,517,519
                                                    ----------
JAPAN--15.8%
 ACOM Co., Ltd. ....................        2,700      196,817
 Canon, Inc. ADR ...................       14,400      504,864
 East Japan Railway Co. ............           95      459,011
 Hitachi, Ltd. .....................       74,000      542,249
 Nikko Cordial Corp. ...............      111,000      495,649
 Nissan Motor Co., Ltd. ............       87,000      461,529

DESCRIPTION                                SHARES       VALUE
--------------------------------------------------------------------------------
NTT DoCoMo, Inc. ..................           30    $  352,645
 Orix Corp. ........................        3,900      349,485
 Sony Corp. ADR ....................       11,408      514,501
 The Sumitomo Trust & Banking
  Co., Ltd. ........................       78,000      316,739
 Toyota Motor Corp. ................       36,300      919,899
                                                    ----------
 TOTAL JAPAN .......................                 5,113,388
                                                    ----------
NETHERLANDS--15.7%
 ABN AMRO Holding NV ...............       49,900      803,531
 Akzo Nobel NV .....................       13,500      602,654
 Heineken NV .......................       14,118      535,234
 ING Groep NV ......................       20,400      520,076
 Koninklijke (Royal) KPN NV (a) ....      127,900      650,085
 Koninklijke (Royal) Philips
  Electronics NV ...................       33,750    1,002,821
 Royal Dutch Petroleum Co. .........       12,300      622,989
 Wolters Kluwer NV .................       15,100      344,096
                                                    ----------
 TOTAL NETHERLANDS .................                 5,081,486
                                                    ----------
PORTUGAL--1.3%
 Portugal Telecom SGPS SA,
  Registered Shares (a) ............       54,862      427,310
                                                    ----------

SINGAPORE--2.0%
 Oversea-Chinese Banking Corp., Ltd.       56,050      333,902
 United Overseas Bank, Ltd. ADR ....       22,742      312,834
                                                    ----------
 TOTAL SINGAPORE ...................                   646,736
                                                    ----------
SPAIN--3.1%
 Altadis SA ........................       13,700      232,926
 Endesa SA .........................       31,095      486,324
 Telefonica SA (a) .................       21,008      281,065
                                                    ----------
 TOTAL SPAIN .......................                 1,000,315
                                                    ----------
SWEDEN--1.9%
 Investor AB, B Shares .............       54,800      600,268
                                                    ----------
SWITZERLAND--5.7%
 Novartis AG, Registered Shares ....       24,900      900,217
 Roche Holding AG ..................        5,130      366,296
 Roche Holding AG ADR ..............        1,364       97,353
 UBS AG, Registered Shares (a) .....        9,600      484,743
                                                    ----------
 TOTAL SWITZERLAND .................                 1,848,609
                                                    ----------
UNITED KINGDOM--15.8%
 BAE Systems PLC ...................       67,000      301,467
 BP PLC ............................       88,320      685,653
 BT Group PLC (a) ..................       88,484      325,454
 Cadbury Schweppes PLC .............       74,340      473,370
 Diageo PLC ........................       67,775      773,470
 GlaxoSmithKline PLC ...............       18,700      468,415
 HSBC Holdings PLC .................       82,300      964,360

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

DESCRIPTION                           SHARES     VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
 (CONCLUDED)
 Imperial Tobacco Group PLC ..              14,100   $   185,717
 mmO2 PLC (a) ................             240,384       302,292
 National Grid Group PLC .....              46,700       290,580
 Tesco PLC ...................              91,370       330,756
                                                     -----------
 TOTAL UNITED KINGDOM ........                         5,101,534
                                                     -----------
TOTAL COMMON STOCKS
 (Identified cost $34,289,989)                        31,234,536
                                                     -----------

                                        PRINCIPAL
                                         AMOUNT
DESCRIPTION                               (000)        VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.3%
 State Street Corp., 1.55%, 01/02/02,
  (Dated 12/31/01, collateralized by
  $1,370,000 United States Treasury
  Note, 5.875%, 09/30/02, with a
  value of $1,429,938)
  (Identified cost $1,401,000) ......       $1,401   $ 1,401,000
                                                     -----------
TOTAL INVESTMENTS

 (Identified cost $35,690,989) (b) ..        101.0%  $32,635,536
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS ...................         (1.0)     (324,877)
                                             -----   -----------
NET ASSETS ..........................        100.0%  $32,310,659
                                             =====   ===========






   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------


DESCRIPTION                               SHARES       VALUE
--------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

COMMON STOCKS--85.8%

BRAZIL--2.3%
 Petroleo Brasileiro SA ADR .........      2,470   $   57,551
 Souza Cruz SA ......................      9,200       56,542
                                                   ----------
 TOTAL BRAZIL .......................                 114,093
                                                   ----------
CHILE--2.6%
 Administradora de Fondos de
  Pensiones Provida SA ADR ..........      4,600      126,500
                                                   ----------
CROATIA--0.8%
 Pliva d.d. GDR (c) .................      3,900       38,933
                                                   ----------
EGYPT--1.4%
 Commercial International Bank ......      7,000       42,658
 Egyptian Co. for Mobile Services (a)      3,851       28,022
                                                   ----------
 TOTAL EGYPT ........................                  70,680
                                                   ----------
HONG KONG--5.6%
 China Mobile (Hong Kong), Ltd.
  ADR (a) ...........................      7,220      126,206
 CNOOC, Ltd. ADR ....................      4,250       82,025
 Yue Yuen Industrial (Holdings), Ltd.     34,000       63,877
                                                   ----------
 TOTAL HONG KONG ....................                 272,108
                                                   ----------
HUNGARY--2.7%
 Gedeon Richter Rt ..................      1,670       91,448
 Magyar Tavkozlesi Rt. ADR ..........      2,270       38,567
                                                   ----------
 TOTAL HUNGARY ......................                 130,015
                                                   ----------
INDIA--6.9%
 Hindalco Industries, Ltd. GDR (c) ..      3,300       43,786
 Hindustan Lever, Ltd. ..............     12,000       55,657
 ITC, Ltd. ..........................      2,100       29,475
 Larsen & Toubro, Ltd. ..............      2,700       10,717
 Larsen & Toubro, Ltd. GDR (c) ......      4,600       36,518
 Reliance Industries, Ltd. ..........      9,700       61,384
 State Bank of India ................     26,400       99,945
                                                   ----------
 TOTAL INDIA ........................                 337,482
                                                   ----------
INDONESIA--3.1%
 PT Hanjaya Mandala Sampoerna Tbk ...    281,000       86,462
 PT Telekomunikasi Indonesia ........     57,000       17,538
 PT Telekomunikasi Indonesia ADR ....      8,100       46,980
                                                   ----------
 TOTAL INDONESIA ....................                 150,980
                                                   ----------
ISRAEL--1.9%
 Bank Hapoalim, Ltd. ................     30,800       66,319
 Teva Pharmaceutical Industries, Ltd.
  ADR ...............................        450       27,734
                                                   ----------
 TOTAL ISRAEL .......................                  94,053
                                                   ----------

DESCRIPTION                               SHARES       VALUE
--------------------------------------------------------------------------------
MEXICO--12.1%
 Carso Global Telecom, Series A1 (a)      43,100    $  93,204
 Cemex SA de CV ADR .................      2,212       54,636
 Fomento Economico Mexicano SA
  de CV ADR .........................      2,200       76,010
 Grupo Financiero Banorte SA de CV,
  Series O (a) ......................     30,000       62,877
 Grupo Iusacell SA de CV, Series V
  ADR (a) ...........................      6,845       27,175
 Grupo Televisa SA ADR (a) ..........      1,800       77,724
 Kimberly-Clark de Mexico SA de CV,
  Series A ..........................     20,500       61,572
 Telefonos de Mexico SA de CV,
  Series L ADR ......................      1,700       59,534
 Tubos de Acero de Mexico SA ADR ....      3,800       33,972
 Wal-Mart de Mexico SA de CV,
  Series C ..........................     19,800       46,494
                                                   ----------
 TOTAL MEXICO .......................                 593,198
                                                   ----------
PANAMA--0.7%
 Panamerican Beverages, Inc., Class A      2,400       35,664
                                                   ----------

PERU--0.9%
 Credicorp, Ltd. ....................      4,900       42,875
                                                   ----------
PHILIPPINES--1.8%
 Philippine Long Distance Telephone
  Co. ADR ...........................      5,200       42,848
 San Miguel Corp., Class B ..........     43,300       44,055
                                                   ----------
 TOTAL PHILIPPINES ..................                  86,903
                                                   ----------
RUSSIA--2.9%
 LUKOIL ADR .........................      2,090      102,397
 Mobile Telesystems ADR .............      1,180       42,079
                                                   ----------
 TOTAL RUSSIA .......................                 144,476
                                                   ----------
SOUTH AFRICA--10.3%
 ABSA Group, Ltd. ...................     23,900       69,937
 Anglo American Platinum Corp., Ltd.         800       29,612
 Iscor, Ltd. (a) ....................     32,700       30,942
 Kumba Resources, Ltd. (a) ..........     32,700       84,783
 Old Mutual PLC .....................     31,700       40,325
 Sanlam, Ltd. .......................     76,300       58,521
 Sappi, Ltd. ........................      4,700       47,020
 Sasol, Ltd. ........................      6,900       60,630
 South African Breweries PLC ........      4,600       30,296
 South African Breweries PLC (U.K.) .      8,100       55,110
                                                   ----------
 TOTAL SOUTH AFRICA .................                 507,176
                                                   ----------
SOUTH KOREA--16.5%
 Hite Brewery Co., Ltd. .............      1,200       49,339
 Kookmin Bank .......................      5,110      194,481
 Korea Electric Power Corp. .........      3,700       61,360

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
PORTFOLIOS OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------


DESCRIPTION                                 SHARES         VALUE
--------------------------------------------------------------------------------

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
 (CONCLUDED)
 Korea Telecom Corp. ADR .............        4,170   $   84,776
 Pohang Iron & Steel Co., Ltd. ADR ...        3,910       89,930
 Samsung Electronics Co., Ltd. GDR (c)        1,346      156,136
 Samsung Fire & Marine Insurance
  Co., Ltd. ..........................        1,782       76,264
 SK Telecom Co., Ltd. ADR ............        4,545       98,263
                                                      ----------
 TOTAL SOUTH KOREA ...................                   810,549
                                                      ----------
TAIWAN--9.7%
 China Steel Corp. GDR ...............        5,031       39,745
 Chinatrust Commercial Bank ..........       63,901       38,396
 Compal Electronics, Inc. GDR ........        5,874       36,125
 Far Eastern Textile Ltd. ............           41           15
 Fubon Financial Holding Co., Ltd. (a)      128,000      111,336
 Quanta Computer, Inc. ...............       11,000       35,880
 Taiwan Cellular Corp. (a) ...........       38,567       51,643
 Taiwan Semiconductor Manufacturing
  Co., Ltd. (a) ......................       34,960       87,525
 United Microelectronics Corp.
  ADR (a) ............................        8,025       77,040
                                                      ----------
 TOTAL TAIWAN ........................                   477,705
                                                      ----------
THAILAND--0.4%
 PTT Public Co., Ltd. (a) ............       21,400       16,692
                                                      ----------
TURKEY--2.3%
 Turkcell Iletisim Hizmetleri AS (a) .    1,503,192       12,892
 Turkcell Iletisim Hizmetleri AS
  ADR (a) ............................        1,455       29,871
 Turkiye Garanti Bankasi AS
  ADR (a), (c) .......................       15,930       29,013
 Yapi ve Kredi Bankasi AS (a) ........   13,145,355       40,135
                                                      ----------
 TOTAL TURKEY ........................                   111,911
                                                      ----------
VENEZUELA--0.9%
 Compania Anonima Nacional
  Telefonos de Venezuela ADR .........        3,185       44,749
                                                      ----------
TOTAL COMMON STOCKS
 (Identified cost $4,644,100) ........                 4,206,742
                                                      ----------

DESCRIPTION                               SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS--10.4%

BRAZIL--10.4%
 Banco Bradesco SA ...................   12,170,084   $   65,841
 Banco Itau SA .......................    1,302,800       99,234
 Companhia Brasileira de Distribuicao
  Grupo Pao de Acucar ADR ............        2,200       48,400
 Companhia de Bebidas das
  Americas ADR .......................        4,870       98,812
 Companhia Paranaense de Energia-
  Copel ADR ..........................       15,600      122,460
 Tele Norte Leste Participacoes SA ADR        4,944       77,275
                                                      ----------
 TOTAL BRAZIL ........................                   512,022
                                                      ----------
TOTAL PREFERRED STOCKS
 (Identified cost $542,592) ..........                   512,022
                                                      ----------

                                            PRINCIPAL
                                             AMOUNT
                                              (000)
                                            ---------
REPURCHASE AGREEMENT--3.2%
 State Street Corp., 1.55%, 01/02/02,
  (Dated 12/31/01, collateralized by
  $160,000 United States Treasury
  Note, 5.875%, 09/30/02, with a
  value of $167,000)
  (Identified cost $160,000) ........          $160      160,000
                                                      ----------
TOTAL INVESTMENTS
 (Identified cost $5,346,692) (b) ...          99.4%  $4,878,764
CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES .....................           0.6       28,628
                                                      ----------
NET ASSETS ..........................         100.0%  $4,907,392
                                                      ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
16

================================================================================
LAZARD RETIREMENT SERIES, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:

                                                        AGGREGATE        AGGREGATE            NET
                                                          GROSS            GROSS          UNREALIZED
                                       AGGREGATE       UNREALIZED       UNREALIZED       APPRECIATION
    PORTFOLIO                            COST         APPRECIATION     DEPRECIATION     (DEPRECIATION)
    ---------                        -----------      ------------     ------------     -------------
    Retirement Equity                $ 5,122,356       $  228,002       $  326,302       $   (98,300)
    Retirement Small Cap              38,918,553        4,463,458          786,776         3,676,682
    Retirement International Equity   36,191,440          603,623        4,159,527        (3,555,904)
    Retirement Emerging Markets        5,701,602          325,581        1,148,419          (822,838)

(c) Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among "qualified institutional buyers."
(d) Maturity date shown is the final conversion date.
(e) Zero coupon security.

Abbreviations:

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt











   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
NOTES TO PORTFOLIOS OF INVESTMENTS (CONCLUDED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

PORTFOLIO  HOLDINGS BY INDUSTRY,  FOR THOSE PORTFOLIOS  PREVIOUSLY  PRESENTED BY
COUNTRY:

                                        LAZARD RETIREMENT      LAZARD RETIREMENT
                                      INTERNATIONAL EQUITY     EMERGING MARKETS
                                            PORTFOLIO              PORTFOLIO
                                            ---------              ---------
INDUSTRY

Aerospace & Defense ...............             0.9%                     --%
Automotive ........................             4.3                      --
Banking & Financial Services ......            24.8                    22.2
Brewery ...........................             1.6                     6.3
Broadcasting ......................              --                     1.6
Chemicals & Plastics ..............             1.9                     1.2
Computers & Business Equipment ....              --                     1.5
Conglomerates .....................              --                     1.0
Construction Materials ............             2.0                     1.1
Diversified .......................             4.5                      --
Drugs & Health Care ...............             5.7                     3.2
Electronics .......................             7.9                     4.8
Food & Beverages ..................             3.9                     1.6
Forest Products ...................             0.4                      --
Household Products ................              --                     1.1
Insurance .........................             3.9                     3.6
Metals ............................             2.0                     3.9
Multimedia ........................             2.0                      --
Oil & Gas .........................             9.5                     6.5
Paper Products ....................              --                     2.2
Publishing ........................             1.1                      --
Repurchase Agreement ..............             4.3                     3.2
Retail ............................             1.8                     3.3
Semiconductor Manufacturers .......              --                     1.8
Steel .............................              --                     3.3
Telecommunications ................            11.8                    18.8
Tobacco ...........................             1.3                     3.5
Transportation ....................             1.4                      --
Utilities .........................             4.0                     3.7
                                              -----                    ----
Total Investments .................           101.0%                   99.4%
                                              =====                    ====


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                             LAZARD          LAZARD
                                                            LAZARD           LAZARD        RETIREMENT      RETIREMENT
                                                          RETIREMENT       RETIREMENT     INTERNATIONAL     EMERGING
                                                            EQUITY          SMALL CAP        EQUITY          MARKETS
                                                           PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value ...............        $5,024,056     $42,595,235     $32,635,536       $4,878,764
Cash ..............................................               190             345             373              203
Foreign currency ..................................                --              --               6           22,315
Receivables for:
  Investments sold ................................                --              --              --           18,902
  Dividends and interest ..........................             6,079          25,321          24,128           10,550
  Capital stock sold ..............................                --          84,631          56,833            3,895
Due from Investment Manager .......................             9,352              --              --               --
Deferred organizational expenses ..................             3,007           2,701           3,828            2,701
                                                           ----------     -----------     -----------       ----------
Total assets ......................................         5,042,684      42,708,233      32,720,704        4,937,330
                                                           ----------     -----------     -----------       ----------
LIABILITIES
Payables for:
  Investments purchased ...........................            13,163           4,578         366,649            8,392
  Capital stock repurchased .......................             1,922         460,203             799            3,636
Investment management fees payable ................                --          45,508           1,661               --
Accrued directors' fees payable ...................                20             130             120               20
Accrued distribution fees payable .................             1,051           8,386           6,580            1,021
Other accrued expenses and payables ...............            11,979          25,672          34,236           16,869
                                                           ----------     -----------     -----------       ----------
Total liabilities .................................            28,135         544,477         410,045           29,938
                                                           ----------     -----------     -----------       ----------
Net assets ........................................        $5,014,549     $42,163,756     $32,310,659       $4,907,392
                                                           ==========     ===========     ===========       ==========
NET ASSETS
Paid in capital ...................................        $5,365,424     $38,272,236     $39,967,052       $6,482,625
Undistributed (distributions in excess of)
  investment income--net ..........................             3,173           4,960          25,948           (2,594)
Unrealized appreciation (depreciation) on:
  Investments--net ................................           (68,504)      4,050,058      (3,055,453)        (467,928)
  Foreign currency--net ...........................                --              --          (1,401)            (336)
Accumulated undistributed realized gain (loss)--net          (285,544)       (163,498)     (4,625,487)      (1,104,375)
                                                           ----------     -----------     -----------       ----------
Net assets ........................................        $5,014,549     $42,163,756     $32,310,659       $4,907,392
                                                           ==========     ===========     ===========       ==========
Shares of capital stock outstanding* ..............           534,559       3,223,779       3,552,781          683,959
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE .......................................        $     9.38     $     13.08     $      9.09       $     7.17
Cost of investments in securities .................        $5,092,560     $38,545,177     $35,690,989       $5,346,692
Cost of foreign currency ..........................        $       --     $        --     $         6       $   22,585

* $0.001 par value, 500,000,000 shares authorized for the Portfolios in total.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                                             LAZARD          LAZARD
                                                            LAZARD           LAZARD        RETIREMENT      RETIREMENT
                                                          RETIREMENT       RETIREMENT     INTERNATIONAL     EMERGING
                                                            EQUITY          SMALL CAP        EQUITY          MARKETS
                                                           PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
  Interest ...........................................     $  18,739      $   88,344     $    37,850       $   8,305
  Dividends ..........................................        75,090         267,680         404,799         100,433
                                                           ---------      ----------     -----------       ---------
Total investment income* .............................        93,829         356,024         442,649         108,738
                                                           ---------      ----------     -----------       ---------
EXPENSES:
  Management fees ....................................        37,406         199,657         189,914          51,303
  Administration fees ................................        38,497          42,824          42,564          38,525
  Distribution fees ..................................        12,469          66,553          63,303          12,826
  Custodian fees .....................................        25,256          51,211         112,227          64,664
  Professional services ..............................        26,654          45,737          45,974          27,799
  Registration fees ..................................           554           5,714           4,479             136
  Shareholders' services .............................        13,652          13,961          14,576          13,291
  Directors' fees and expenses .......................           291           1,463           1,432             289
  Shareholders' reports ..............................         2,791          12,274          11,662           2,335
  Amortization of organizational expenses ............         3,562           3,299           4,523           3,299
  Other ..............................................           732           1,060           1,228           1,755
                                                           ---------      ----------     -----------       ---------
Total expenses before fees waived and
  expenses reimbursed ................................       161,864         443,753         491,882         216,222
  Management fees waived and expenses reimbursed .....       (80,770)        (91,649)       (156,553)       (115,188)
  Administration fees waived .........................       (18,750)        (18,750)        (18,750)        (18,750)
  Expense reductions .................................            --            (593)            (54)           (195)
                                                           ---------      ----------     -----------       ---------
Expenses--net ........................................        62,344         332,761         316,525          82,089
                                                           ---------      ----------     -----------       ---------
INVESTMENT INCOME (LOSS)--NET ........................        31,485          23,263         126,124          26,649
                                                           ---------      ----------     -----------       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY--NET
  Realized gain (loss) on:
    Investments--net .................................      (171,619)      2,204,350      (4,610,280)       (916,010)
    Foreign currency--net ............................            --              --         (92,841)         (9,920)
  Change in net unrealized appreciation
    (depreciation) on:
    Investments--net .................................       (85,106)      2,859,329      (2,057,152)        550,646
    Foreign currency--net ............................            --              --           1,518            (334)
                                                           ---------      ----------     -----------       ---------
  REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCY--NET ............      (256,725)      5,063,679      (6,758,755)       (375,618)
                                                           ---------      ----------     -----------       ---------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ..................................     $(225,240)     $5,086,942     $(6,632,631)      $(348,969)
                                                           =========      ==========     ===========       =========
*Net of foreign withholding taxes of .................     $     955      $      574     $    57,146       $  14,539
                                                           =========      ==========     ===========       =========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                              LAZARD RETIREMENT                 LAZARD RETIREMENT
                                                              EQUITY PORTFOLIO                 SMALL CAP PORTFOLIO
                                                        -----------------------------   ---------------------------------
                                                         YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                        DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                            2001            2000              2001            2000
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Investment income (loss)--net ......................  $   31,485      $   17,295       $    23,263     $    29,263
  Realized gain (loss) on investments and
    foreign currency--net ............................    (171,619)        240,459         2,204,350         180,810
  Change in unrealized appreciation
    (depreciation)--net ..............................     (85,106)       (334,765)        2,859,329       1,138,346
                                                        ----------      ----------       -----------     -----------
Net increase (decrease) in net assets resulting
  from operations ....................................    (225,240)        (77,011)        5,086,942       1,348,419
                                                        ----------      ----------       -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From investment income--net ........................     (30,524)        (19,480)          (27,137)        (32,693)
  From realized gains--net ...........................          --        (324,661)       (2,374,837)       (126,327)
                                                        ----------      ----------       -----------     -----------
Net decrease in net assets resulting
  from distributions .................................     (30,524)       (344,141)       (2,401,974)       (159,020)
                                                        ----------      ----------       -----------     -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sales ............................   7,068,029       4,308,912        33,241,930      19,292,619
  Net proceeds from reinvestment of distributions ....      30,524         344,135         2,401,974         159,019
  Cost of shares redeemed ............................  (5,060,172)     (3,835,228)      (11,370,230)     (8,144,662)
                                                        ----------      ----------       -----------     -----------
Net increase (decrease) in net assets from
  capital stock transactions .........................   2,038,381         817,819        24,273,674      11,306,976
                                                        ----------      ----------       -----------     -----------
Total increase (decrease) in net assets ..............   1,782,617         396,667        26,958,642      12,496,375
Net assets at beginning of year ......................   3,231,932       2,835,265        15,205,114       2,708,739
                                                        ----------      ----------       -----------     -----------
Net assets at end of year* ...........................  $5,014,549      $3,231,932       $42,163,756     $15,205,114
                                                        ==========      ==========       ===========     ===========
SHARES ISSUED AND REPURCHASED:
  Shares outstanding at beginning of year ............     316,986         245,950         1,294,428         275,707
                                                        ----------      ----------       -----------     -----------
  Shares sold ........................................     715,088         371,670         2,663,614       1,730,661
  Shares issued to shareholders from reinvestment
    of distributions .................................       3,311          34,238           189,954          14,482
  Shares repurchased .................................    (500,826)       (334,872)         (924,217)       (726,422)
                                                        ----------      ----------       -----------     -----------
  Net increase (decrease) ............................     217,573          71,036         1,929,351       1,018,721
                                                        ----------      ----------       -----------     -----------
  Shares outstanding at end of year ..................     534,559         316,986         3,223,779       1,294,428
                                                        ==========      ==========       ===========     ===========
*Includes undistributed (distributions in excess of)
  investment income--net .............................  $    3,173      $       --       $     4,960     $        --
                                                        ==========      ==========       ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

--------------------------------------------------------------------------------

                                                              LAZARD RETIREMENT                 LAZARD RETIREMENT
                                                       INTERNATIONAL EQUITY PORTFOLIO      EMERGING MARKETS PORTFOLIO
                                                       -------------------------------  --------------------------------
                                                         YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                        DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                            2001            2000              2001            2000
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Investment income (loss)--net ....................   $   126,124     $   105,118        $   26,649      $   21,633
  Realized gain (loss) on investments and
    foreign currency--net ..........................    (4,703,121)        223,992          (925,930)        (27,028)
  Change in unrealized appreciation
    (depreciation)--net ............................    (2,055,634)     (1,448,571)          550,312      (1,740,176)
                                                       -----------     -----------        ----------      ----------
Net increase (decrease) in net assets resulting
  from operations ..................................    (6,632,631)     (1,119,461)         (348,969)     (1,745,571)
                                                       -----------     -----------        ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From investment income--net ......................        (1,339)       (117,667)          (23,623)         (8,983)
  From realized gains--net .........................       (88,172)       (165,722)               --        (192,848)
                                                       -----------     -----------        ----------      ----------
Net decrease in net assets resulting from
  distributions ....................................       (89,511)       (283,389)          (23,623)       (201,831)
                                                       -----------     -----------        ----------      ----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from sales ..........................    21,157,664      19,667,882         4,501,524       3,525,554
  Net proceeds from reinvestment of distributions ..        89,511         283,389            23,623         201,829
  Cost of shares redeemed ..........................    (3,151,323)     (3,919,200)       (4,033,754)     (1,558,891)
                                                       -----------     -----------        ----------      ----------
Net increase (decrease) in net assets from
  capital stock transactions .......................    18,095,852      16,032,071           491,393       2,168,492
                                                       -----------     -----------        ----------      ----------
Total increase (decrease) in net assets ............    11,373,710      14,629,221           118,801         221,090
Net assets at beginning of year ....................    20,936,949       6,307,728         4,788,591       4,567,501
                                                       -----------     -----------        ----------      ----------
Net assets at end of year* .........................   $32,310,659     $20,936,949        $4,907,392      $4,788,591
                                                       ===========     ===========        ==========      ==========
SHARES ISSUED AND REPURCHASED:
  Shares outstanding at beginning of year ..........     1,743,537         467,494           631,227         414,824
                                                       -----------     -----------        ----------      ----------
  Shares sold ......................................     2,111,337       1,560,205           639,650         350,820
  Shares issued to shareholders from reinvestment
    of distributions ...............................         9,041          23,876             3,321          25,714
  Shares repurchased ...............................      (311,134)       (308,038)         (590,239)       (160,131)
                                                       -----------     -----------        ----------      ----------
  Net increase (decrease) ..........................     1,809,244       1,276,043            52,732         216,403
                                                       -----------     -----------        ----------      ----------
  Shares outstanding at end of year ................     3,552,781       1,743,537           683,959         631,227
                                                       ===========     ===========        ==========      ==========
*Includes undistributed (distributions in excess of)
  investment income--net ...........................   $    25,948     $    (9,123)       $   (2,594)     $    2,348
                                                       ===========     ===========        ==========      ==========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------
LAZARD RETIREMENT EQUITY PORTFOLIO

                                                          YEAR ENDED                        FOR THE PERIOD
                                               ----------------------------------------      3/18/98* TO
                                               12/31/01        12/31/00        12/31/99        12/31/98
                                               --------        --------        --------        --------
Net asset value, beginning of period .......   $ 10.20         $ 11.53         $ 11.05         $ 10.00
                                               -------         -------         -------         -------
Income (loss) from investment operations:
  Net investment income (loss) .............      0.06            0.07            0.06            0.02
  Net realized and unrealized gain (loss) ..     (0.82)          (0.10)           0.83            1.06
                                               -------         -------         -------         -------
  Total from investment operations .........     (0.76)          (0.03)           0.89            1.08
                                               -------         -------         -------         -------
Less distributions from:
  Net investment income ....................     (0.06)          (0.07)          (0.06)          (0.02)
  Net realized gains .......................     --              (1.23)          (0.35)          (0.01)
                                               -------         -------         -------         -------
  Total distributions ......................     (0.06)          (1.30)          (0.41)          (0.03)
                                               -------         -------         -------         -------
Net asset value, end of period .............   $  9.38         $ 10.20         $ 11.53         $ 11.05
                                               =======         =======         =======         =======
TOTAL RETURN (a) ...........................   (7.47)%         (0.09)%           8.16%          10.89%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $ 5,015         $ 3,232         $ 2,835         $ 2,513
Ratios to average net assets:
  Net expenses (b) .........................     1.25%           1.25%           1.33%           1.50%
  Gross expenses (b) .......................     3.25%           5.07%           5.63%          21.32%
  Net investment income (b) ................     0.63%           0.74%           0.42%           0.53%
Portfolio turnover rate ....................      141%            133%             35%             40%


LAZARD RETIREMENT SMALL CAP PORTFOLIO

                                                                  YEAR ENDED                                FOR THE PERIOD
                                              ---------------------------------------------------------       11/4/97* TO
                                              12/31/01        12/31/00         12/31/99        12/31/98        12/31/97
                                              --------        --------         --------        --------        --------
Net asset value, beginning of period .......   $ 11.75          $ 9.82          $ 9.52          $ 9.84         $ 10.00
                                               -------         -------         -------         -------         -------
Income (loss) from investment operations:
  Net investment income (loss) .............      0.01            0.03            0.02              --            0.02
  Net realized and unrealized gain (loss) ..      2.15            2.03            0.46           (0.32)          (0.16)
                                               -------         -------         -------         -------         -------
  Total from investment operations .........      2.16            2.06            0.48           (0.32)          (0.14)
                                               -------         -------         -------         -------         -------
Less distributions from:
  Net investment income ....................     (0.01)          (0.03)          (0.02)             --           (0.02)
  Net realized gains .......................     (0.82)          (0.10)          (0.16)             --              --
                                               -------         -------         -------         -------         -------
  Total distributions ......................     (0.83)          (0.13)          (0.18)             --           (0.02)
                                               -------         -------         -------         -------         -------
Net asset value, end of period .............   $ 13.08         $ 11.75         $  9.82         $  9.52         $  9.84
                                               =======         =======         =======         =======         =======
TOTAL RETURN (a) ...........................    18.63%          21.05%           5.13%         (3.22)%         (1.44)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $42,164         $15,205         $ 2,709         $ 1,704         $   591
Ratios to average net assets:
  Net expenses (b) .........................     1.25%           1.25%           1.32%           1.50%           1.50%
  Gross expenses (b) .......................     1.67%           2.76%           7.31%          16.20%          52.55%
  Net investment income (loss)(b) ..........     0.09%           0.42%           0.16%         (0.18)%           0.71%
Portfolio turnover rate ....................       78%             67%             73%             61%              0%

*   Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b) Annualized for periods of less than one year.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
FINANCIAL HIGHLIGHTS (CONCLUDED)
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

                                                          YEAR ENDED                        FOR THE PERIOD
                                               ----------------------------------------       9/1/98* TO
                                               12/31/01        12/31/00        12/31/99        12/31/98
                                               --------        --------        --------        --------
Net asset value, beginning of period .......   $ 12.01         $ 13.49         $ 11.23         $ 10.00
                                               -------         -------         -------         -------
Income (loss) from investment operations:
  Net investment income (loss) .............      0.01            0.10            0.08           (0.04)
  Net realized and unrealized gain (loss) ..     (2.90)          (1.40)           2.32            1.27
                                               -------         -------         -------         -------
  Total from investment operations .........     (2.89)          (1.30)           2.40            1.23
                                               -------         -------         -------         -------
Less distributions from:
  Net investment income ....................      --(c)          (0.08)          (0.07)             --
  Net realized gains .......................     (0.03)          (0.10)          (0.07)             --
                                               -------         -------         -------         -------
  Total distributions ......................     (0.03)          (0.18)          (0.14)             --
Net asset value, end of period .............   $  9.09         $ 12.01         $ 13.49         $ 11.23
                                               =======         =======         =======         =======
TOTAL RETURN (a) ...........................  (24.06)%         (9.62)%          21.41%          12.30%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $32,311         $20,937         $ 6,308         $   513
Ratios to average net assets:
  Net expenses (b) .........................     1.25%           1.25%           1.31%           1.60%
  Gross expenses (b) .......................     1.94%           2.32%          12.94%          48.67%
  Net investment income (loss) (b) .........     0.50%           0.72%           0.85%         (0.58)%
Portfolio turnover rate ....................       58%             32%             22%              7%


LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO

                                                                  YEAR ENDED                                 FOR THE PERIOD
                                               ---------------------------------------------------------      11/4/97* TO
                                               12/31/01        12/31/00         12/31/99        12/31/98        12/31/97
                                               --------        --------         --------        --------        --------
Net asset value, beginning of period .......   $  7.59          $ 11.01        $   7.26         $  9.49        $  10.00
                                               -------          -------        --------         -------        --------
Income (loss) from investment operations:
  Net investment income (loss) .............      0.03             0.03            0.02            0.06            0.04
  Net realized and unrealized gain (loss) ..     (0.42)          (3.12)            3.76           (2.23)          (0.51)
                                               -------          -------        --------         -------        --------
  Total from investment operations .........     (0.39)           (3.09)           3.78           (2.17)          (0.47)
                                               -------          -------        --------         -------        --------
Less distributions from:
  Net investment income ....................     (0.03)           (0.01)          (0.03)          (0.06)          (0.04)
  Net realized gains .......................        --            (0.32)             --              --              --
                                               -------          -------        --------         -------        --------
  Total distributions ......................     (0.03)           (0.33)          (0.03)          (0.06)          (0.04)
                                               -------          -------        --------         -------        --------
Net asset value, end of period .............   $  7.17          $  7.59        $  11.01         $  7.26        $   9.49
                                               =======          =======        ========         =======        ========
TOTAL RETURN (a) ...........................   (5.07)%         (28.07)%          52.09%        (22.85)%         (4.71)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...   $ 4,907          $ 4,789         $ 4,568         $ 1,249        $  1,429
Ratios to average net assets:
  Net expenses (b) .........................     1.60%            1.60%           1.64%           1.80%           1.80%
  Gross expenses (b) .......................     4.21%            4.15%           9.59%          14.37%          23.17%
  Net investment income (b) ................     0.52%            0.42%           0.39%           0.83%           1.96%
Portfolio turnover rate ....................       63%              54%             45%             44%              0%

*   Commencement of operations.
(a) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Periods of less than one year are not annualized.
(b) Annualized for periods of less than one year.
(c) Amount is less than $0.01 per share.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

================================================================================
LAZARD RETIREMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1. ORGANIZATION

Lazard Retirement Series, Inc. (the "Fund") was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eight no-load portfolios (each referred to as a "Portfolio"), which are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Fund may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Currently, only the following four Portfolios, each of which is "diversified", as defined in the Act, are offered: Lazard Retirement Equity Portfolio ("Equity Portfolio"), Lazard Retirement Small Cap Portfolio ("Small Cap Portfolio"), Lazard Retirement International Equity Portfolio ("International Equity Portfolio") and Lazard Retirement Emerging Markets Portfolio ("Emerging Markets Portfolio"). Each of the other four Portfolios had not commenced operations as of December 31, 2001.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies:

(a) VALUATION OF INVESTMENTS--Market values for equity securities listed on the New York Stock Exchange ("NYSE"), NASDAQ national market or other U.S. exchanges or markets are based on the last reported sales prices on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price; securities not traded on the valuation date are valued at the closing bid price.

Bonds and other fixed-income securities are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers' quotations.

(b) PORTFOLIO SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Portfolio securities transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premium and accrete discount on fixed-income securities using the effective yield method.

(c) REPURCHASE AGREEMENTS--In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) FOREIGN CURRENCY TRANSLATION--The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized gains (losses) from foreign currency transactions represent net foreign currency gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(e) FEDERAL INCOME TAXES--The Fund's policy is to continue to have each Portfolio qualify as a regulated investment company under the Internal Revenue Code and to distribute all its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2001, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

PORTFOLIO                         EXPIRING 2009
---------                         -------------
Equity                             $   88,896
International Equity                2,886,750
Emerging Markets                      475,627

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first

================================================================================
LAZARD RETIREMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------
day of the following tax year. For the tax year ended December 31, 2001, the following Portfolios elected to defer net capital and currency losses arising between November 1, 2001 and December 31, 2001, as follows:

PORTFOLIO                             AMOUNT
---------                           ---------
Equity                              $ 166,853
Small Cap                              15,028
International Equity                1,249,107
Emerging Markets                      276,434

(f) DIVIDENDS AND DISTRIBUTIONS--Each Portfolio intends to declare and to pay dividends annually from net investment income. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The tax character of dividends and distributions paid during the years ended December 31 was as follows:

                        ORDINARY INCOME       LONG-TERM CAPITAL GAIN
                   -----------------------   ------------------------
PORTFOLIO              2001         2000       2001           2000
---------          ----------     --------   --------       ---------
Equity             $   30,524     $ 21,101   $     --       $323,040
Small Cap           1,594,300      158,832    807,674            188
International
 Equity                80,191      213,403      9,320         69,986
Emerging
 Markets               23,623       71,188         --        130,643

As of December 31, 2001, the components of distributable earnings (excluding unrealized appreciation (depreciation)) on a tax basis were as follows:

                       UNDISTRIBUTED        UNDISTRIBUTED
PORTFOLIO             ORDINARY INCOME   LONG-TERM CAPITAL GAIN
---------             ---------------   ----------------------
Equity                    $  3,173               --
Small Cap                  229,863               --
International Equity        37,035               --
Emerging Markets                --               --

(g) ORGANIZATIONAL EXPENSES--Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations. In the event that any of the initial shares of any of the Portfolios are redeemed during such amortization period, the appropriate Portfolio will be reimbursed by the initial shareholder for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

(h) ALLOCATION OF EXPENSES--Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets.

(i) EXPENSE REDUCTIONS--Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses and report the amount of such credits separately as an expense reduction.

(j) ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION AGREEMENTS

The Fund has entered into an investment management agreement (the "Management Agreement") with Lazard Asset Management (the "Investment Manager"), a division of Lazard Freres & Co. LLC ("LF & Co."). Pursuant to the Management Agreement, the Investment Manager will regularly provide the Portfolios with investment research, advice and supervision and furnish continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities. Each Portfolio pays the Investment Manager an investment management fee at the annual rate set forth below as a percentage of its average daily net assets:

PORTFOLIO                             ANNUAL RATE
----------                            -----------
Equity                                   0.75%
Small Cap                                0.75
International Equity                     0.75
Emerging Markets                         1.00

================================================================================
LAZARD RETIREMENT SERIES, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
DECEMBER 31, 2001
--------------------------------------------------------------------------------

The investment management fees are accrued daily and paid monthly.

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets:

                                        ANNUAL
PORTFOLIO                         OPERATING EXPENSES
---------                         ------------------
Equity                                   1.25%
Small Cap                                1.25
International Equity                     1.25
Emerging Markets                         1.60

The Fund has entered into an administrative agreement with State Street Corporation ("State Street") to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. Through February 28, 2001, State Street agreed to waive one half of the $37,500 fixed annual rate for each of the active Portfolios whose assets were less than $25 million. Beginning March 1, 2001, State Street agreed to waive one half of the $37,500 fixed annual rate for all Portfolios until such time that the Fund's aggregated assets reach an amount equal to the product of $25 million and the number of active Portfolios.

The Fund has a distribution agreement with LF & Co. pursuant to which LF & Co. acts as distributor for shares of each of the Portfolios and bears the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred in connection with the distribution of Portfolio shares.

LF & Co. provides each Portfolio with distribution services pursuant to a Distribution and Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, each Portfolio pays a monthly fee to LF & Co. at an annual rate of 0.25% of the average daily net assets of the Portfolio for distribution and servicing of accounts. LF & Co. may make payments to participating insurance companies, or to certain financial institutions, securities dealers and other industry professionals for providing these services.

Certain Directors of the Fund are Managing Directors of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $30,000 per year, plus $2,500 per meeting attended for the Fund and The Lazard Funds, Inc., another multi-portfolio fund advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committee for the Fund and The Lazard Funds, Inc. also receives an annual fee of $5,000.

4. SECURITIES TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales of portfolio securities (excluding short-term securities) for the year ended December 31, 2001 were as follows:

PORTFOLIO                 PURCHASES           SALES
---------                -----------       -----------
Equity                   $ 8,564,649       $ 6,404,873
Small Cap                 39,449,432        19,235,924
International Equity      32,032,772        14,461,818
Emerging Markets           3,611,560         3,048,753

For the year ended December 31, 2001, brokerage commissions were paid to LF & Co. for portfolio transactions executed on behalf of certain of the Portfolios as follows:

PORTFOLIO                       COMMISSIONS PAID
---------                       ----------------
Equity                              $6,426
Small Cap                            2,060

================================================================================
LAZARD RETIREMENT SERIES, INC.
REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Lazard Retirement Series, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Lazard Retirement Series, Inc. (comprised of Lazard Retirement Equity Portfolio, Lazard Retirement Small Cap Portfolio, Lazard Retirement International Equity Portfolio and Lazard Retirement Emerging Markets Portfolio) as of December 31, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective portfolios constituting Lazard Retirement Series, Inc. as of December 31, 2001, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

                                                      ANCHIN, BLOCK & ANCHIN LLP


New York, New York
February 1, 2002

================================================================================
LAZARD RETIREMENT SERIES, INC.
BOARD OF DIRECTORS AND OFFICERS INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

                                    POSITION(S)
                                    WITH                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS               THE FUND*              AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

John J. Burke (73)                  Director               Retired; Former Vice Chairman and Director, Montana Power Company.
50 Burning Tree Lane                since April 1997
Butte, MT 59701

Kenneth S. Davidson (56)            Director               President, Davidson Capital Management Corporation; Vice Chairman
Davidson Capital                    since April 1997       and Board of Trustees, The Juilliard School; Chairman of the Board,
Management Corporation                                     Bridgehampton Chamber Music Festival; Trustee, American Friends of
500 Park Avenue                                            the National Gallery/London.
Suite 510
New York, NY 10022

William Katz (47)                   Director               President and Chief Executive Officer of BBDO New York, an advertising
BBDO Worldwide                      since April 1997       agency; Director of BBDO Worldwide.
1285 Avenue of the Americas
New York, NY 10019

Lester Z. Lieberman (71)            Director               Private Investor; Director of Dowel Associates; Chairman, Healthcare
25 Lindsley Drive                   since April 1997       FDN of NJ; Director, Cives Steel Co., Roswell, GA; Director, Northside
Morristown, NJ 07960                                       Power Transmission Co., Brooklyn, NY; Advisory Trustee, New Jersey
                                                           Medical School; Trustee, Clarkson University; Chairman, Investment
                                                           Committee, Clarkson University Board of Trustees.

Richard Reiss, Jr. (57)             Director               Managing Partner, Georgica Advisors LLC, an investment manager.
Georgica Advisors LLC               since April 1997
Carnegie Hall Tower
152 West 57th Street,
46th Floor
New York, NY 10019

INTERESTED DIRECTORS:**

Norman Eig (60)                     Chairman of the        Vice Chairman and Managing Director, LF & Co.
Lazard Asset Management             Board
30 Rockefeller Plaza                since April 1997
New York, NY 10112

Herbert W. Gullquist (64)           President and          Vice Chairman and Managing Director, LF & Co.; Chief Investment
Lazard Asset Management             Director since         Officer of the Investment Manager.
30 Rockefeller Plaza                April 1997
New York, NY 10112

John Rutledge (53)                  Director               Chairman, Rutledge Capital, LLC, an economics and investment advisory
Rutledge Capital, LLC               since April 1997       firm; Director, Strategic Optical Holdings Corp.; Director, Framed
457 Montague Road                                          Picture Enterprise; Director, Crom Corporaton; Director, Earle M.
Sunderland, MA 01375                                       Jorgensen Corp.; Director, Amerindo Funds Inc.; Director, Vingage
                                                           Corporation; Chairman of Advisory Board, Saugatuck Capital; Chairman,
                                                           Stairmaster Sports Medical; Chairman, Adobe Corp.

* Each Director and Officer serves an indefinite term, until his successor is elected, and each Director and Officer serves in such capacity for 16 Lazard portfolios.
** Mr. Eig and Mr. Gullquist are Interested Directors because of their positions with LF & Co.; Mr. Rutledge is an Interested Director because of a family member's position with the Investment Manager.

The Fund's Statement of Additional Information contains further information about the Directors and is available without charge by calling (800) 887-4929.

================================================================================
LAZARD RETIREMENT SERIES, INC.
BOARD OF DIRECTORS AND OFFICERS INFORMATION (UNAUDITED) (CONCLUDED)

--------------------------------------------------------------------------------

                                  POSITION(S)
                                  WITH
NAME, AGE AND ADDRESS             THE FUND*                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
OFFICERS:

David M. Goldenberg (35)          Vice President           Director, Legal Affairs of the Investment Manager; from April 1998 to
Lazard Asset Management           and Secretary            May 2000, Global Director of Compliance for SSB Citi Asset Management
30 Rockefeller Plaza              since May 2000           Group; from June 1996 to April 1998, Associate General Counsel of Smith
New York, NY 10112                                         Barney Asset Management.

Bernard J. Grzelak (30)           Treasurer                Vice President of the Investment Manager; from August 1993 to September
Lazard Asset Management           since October 2000       2000, a Manager with Deloitte & Touche LLP.
30 Rockefeller Plaza
New York, NY 10112

Nathan A. Paul (29)               Assistant Secretary      Vice President, Legal Affairs of the Investment Manager; from September
Lazard Asset Management           since January 2001       1997 to October 2000, an Associate at Schulte Roth & Zabel LLP.
30 Rockefeller Plaza
New York, NY 10112

Stephen St. Clair (43)            Assistant Treasurer      Fund Administration Manager of the Investment Manager; prior to June
Lazard Asset Management           since July 2000          1997, Associate Director of Mutual Fund Operations at Furman Selz and its
30 Rockefeller Plaza                                       successor, BISYS Fund Services.
New York, NY 10112

* Each Director and Officer serves an indefinite term, until his successor is elected, and each Director and Officer serves in such capacity for 16 Lazard portfolios.

30
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












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


LAZARD RETIREMENT SERIES, INC.
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 887-4929
http://www.lazardnet.com

INVESTMENT MANAGER
Lazard Asset Management,
a division of Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300

DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112

CUSTODIAN
State Street Corporation
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363
Telephone: (800) 986-3455

INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

LAZARD
RETIREMENT SERIES

                      30 Rockefeller Plaza
                      New York, New York 10112
                      Telephone (800) 887-4929
                      HTTP://WWW.LAZARDNET.COM




This report is for the information of the shareholders of Lazard Retirement Series, Inc. Its use in connection with any offering of the Fund's shares is authorized only in the case of a concurrent or prior delivery of the Fund's current prospectus.



[Logo]                                                                   MF03101